SUBSCRIPTION AGREEMENT
(INCLUDING INVESTMENT REPRESENTATIONS)

Ladies and Gentlemen:

The undersigned (hereinafter "Subscriber") wishes to subscribe for and purchase shares (hereinafter "share" or "securities") of the Common Stock of **WRIT Media Group Inc.** (hereinafter the "Company and or WRIT").

Subscriber and the Company desire to confirm the terms and conditions of the acquisition of the Securities by Subscriber.

1. Certain Representations of Subscriber. In connection with and in consideration of the sale of the Securities, Subscriber hereby represents and warrants to the Company and its officers, directors, employees, agents and shareholders that Subscriber:

a. Has received and is familiar with the material prepared by the Company, specifically the Private Placement Memorandum and the Company's SEC Filings (the "Disclosure Documents"). ***The Subscriber has reviewed the restricted legend set forth in paragraph 2 hereof and agrees to be bound thereby and to the imposition of the restricted legend on his certificate.***

b. Has had an opportunity to review and ask questions of certain officers of the Company concerning the matters disclosed or reflected in the Disclosure Documents (if any) and the Company in general, and desires no further information in connection with Subscriber's purchase of the Securities.

c. Realizes that a purchase of the Securities represents a speculative investment involving a high degree of risk. Subscriber acknowledges that Company does not represent, nor warrants, nor guarantees a return of any monies including principal, interest, or profit.

d. Can bear the economic risk of an investment in the Securities for an indefinite period of time, can afford to sustain a complete loss of such investment, has no need for liquidity in connection with such investment, and can afford to hold the Securities indefinitely.

e. Realizes that the Securities have not been registered for sale under the Securities Act of 1933, as amended (the "Securities Act") or applicable state securities laws (the "State Laws"), and are being sold pursuant to Rule 506(c) exemption from registration promulgated under The Securities Act of 1933, as amended, and California Corporations Code section 25102(f) limited offering exemption from registration and qualification in the state of California, and may be sold only pursuant to registration under the Securities Act and State Laws, or an opinion of counsel acceptable to the Company that such registration is not required.

f. Is experienced and knowledgeable in financial and business matters, capable of evaluating the merits and risks of investing in the Securities, and does not need or desire the assistance of a knowledgeable representative to aid in the evaluation of such risks.

2. Investment Intent. Subscriber has been advised that the Securities have not been registered under the Securities Act or the relevant State Laws, but are being offered and will be sold pursuant to exemptions from the Securities Act and State Laws, and that the Company's reliance upon such exemptions is predicated in part on Subscriber's representations contained herein. Subscriber represents and warrants that the Securities are being purchased for Subscriber's own account and for long-term investment and without the intention of reselling or redistributing the Securities. Subscriber acknowledges and agrees that the following legend will be placed on the Certificate for the Securities:

"The securities represented by this certificate have been acquired for investment under an exemption from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"). Such securities may not be offered, sold, or transferred in the absence of (A) an effective registration statement under the 1933 Act or (B) an exemption therefrom AND AN OPINION OF COUNSEL TO THE COMPANY TO SUCH EFFECT."

Subscriber further represents and agrees that if, contrary to Subscriber's foregoing intentions, Subscriber should later desire to dispose of or transfer any of the Securities in any manner, Subscriber shall not do so without first obtaining (i) an opinion of counsel satisfactory to the Company that such proposed disposition or transfer may be made lawfully without the registration of such Securities pursuant to the Securities Act and applicable State Laws, or (ii) registration of such Securities (it being expressly understood that the Company shall not have any obligation to register such Securities).

3. Residence. Subscriber represents and warrants that Subscriber is a bona fide resident of (or if Subscriber is other than a natural person, is a legal entity organized or incorporated under the laws of, and is domiciled in) California.

RESPONSES TO THE ITEMS IN PARAGRAPHS 4 AND 5 BELOW ARE REQUIRED IN ORDER FOR THE COMPANY TO ESTABLISH THE BASIS FOR THE EXEMPTIONS FROM THE SECURITIES ACT AND STATE LAWS BEING RELIED ON BY THE COMPANY WITH RESPECT TO THE OFFER AND SALE OF THE SECURITIES. ALL OF SUCH INFORMATION WILL BE KEPT CONFIDENTIAL, AND WILL BE REVIEWED ONLY BY THE COMPANY AND ITS COUNSEL. Subscriber agrees to furnish any additional information which the Company or its counsel deems necessary in order to verify the responses set forth below.

4. Investor Representations. Subscriber represents and warrants that the following information with respect to Subscriber is true and correct (check and complete any of the items (a) through (g) that are applicable):

_X_ a. Subscriber is an individual with a net worth, or a joint net worth together with his or her spouse, in excess of $1,000,000. (In calculating net worth, you may include equity in personal property and real estate, cash, short-term investments, stock and securities, but you may not include

your principal residence. Equity in personal property and real estate [other than principal residence] should be based on the fair market value of such property minus debt secured by such property.)

X b. Subscriber is an individual who had an individual income in excess of $200,000 in each of the prior two years and reasonably expects an income in excess of $200,000 in the current year.

_____ c. Subscriber is an individual who had, with his or her spouse, joint income in excess of $300,000 in each of the prior two years and reasonably expects joint income in excess of $300,000 in the current year.

_____ d. Subscriber is a director or executive officer of the Company.

_____ e. Subscriber, if other than an individual, is a legal entity all of whose equity owners meet one of the tests set forth in (a) through (d) above and which is marked by a "*" on the appropriate line.

_____ f. Subscriber is a legal entity that is an "accredited investor" as defined in Rule 501(a) of Regulation D under the Securities Act. This representation is based on the following (check one or more, as applicable):

_____ i. Subscriber (or, in the case of a trust, the undersigned trustee) is a bank or savings and loan association as defined in Sections 3(a)(2) and 3(a)(5)(A), respectively, of the Securities Act acting either in its individual or fiduciary capacity.

_____ ii. Subscriber is an insurance company as defined in Section 2(13) of the Securities Act.

_____ iii. Subscriber is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of such Investment Company Act.

_____ iv. Subscriber is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

_____ v. Subscriber is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA") and either (check one or more, as applicable):

___ A. the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser;

___ B. the employee benefit plan has total assets in excess of $5,000,000; or

___ C. the plan is a self-directed plan with investment decisions made solely by persons who are "accredited investors" as defined under the Securities Act.

_____ vi. Subscriber is a private business development company as defined in Section 202 (a)(22) of the Investment Advisers Act of 1940.

_____ vii. Subscriber has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring the Securities and is one or more of the following (check one or more, as appropriate):

_____ A. an organization described in Section 501(c)(3) of the Internal Revenue Code;

_____ B. a corporation;

_____ C. a Massachusetts or similar business trust;

_____ D. a partnership.

_____ viii. Subscriber is a trust with total assets exceeding $5,000,000, which was not formed for the specific purpose of acquiring the Securities and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment in the Securities.

_____ g. Subscriber does not satisfy the requirements of any category (a) through (f) above and is, accordingly, not an "accredited investor."

5. Legal Entities. If Subscriber is a legal entity, the individual signing on behalf of such entity, together with such entity, jointly and severally agree and certify that:

a. Subscriber was not organized for the specific purpose of acquiring the Securities; and

b. This Agreement has been duly authorized by all necessary action on the part of Subscriber, has been duly executed by an authorized officer or representative of Subscriber, and is a legal, valid and binding obligation of Subscriber enforceable in accordance with its terms.

6. Relationship to Brokerage Firms. (Please answer the following questions by checking the appropriate response.)

a. YES ___ NO _X_: Are you a director, officer, partner, branch manager, registered representative, employee, shareholder of, or similarly related to or employed by, a brokerage firm? (IF YES, please contact the Company to provide additional information before your subscription can be considered.)

b. YES ___ NO _X_: Is your spouse, father, mother, father-in-law, mother-in-law, or any of your brothers, sisters, brothers-in-law, sisters-in-law or children, or any relative whom you support, a director, officer, partner, branch manager, registered representative, employee, shareholder of, or similarly related to or employed by, a brokerage firm? (IF YES, please contact the Company to provide additional information before your subscription can be considered.)

c. YES ___ NO _X_: Does Subscriber own voting securities of any brokerage firm? (IF YES, please contact the Company to provide additional information before your subscription can be considered.)

d. YES ___ NO _X_: Is the undersigned a director, officer, partner or 5% owner of Subscriber and also a director, officer, partner, branch manager, registered representative, employee, shareholder of, or similarly related to or employed by, a brokerage firm? (IF YES, please contact the Company to provide additional information before your subscription can be considered.)

7. Miscellaneons.

a. Manner In Which Title Is To Be Held: (check one)

_X_ Individual Ownership
___ Joint Tenant with Right of Survivorship
___ Partnership
___ Tenants in Common
___ Corporation
___ Other

____ (describe)

b. Subscriber understands the meaning and legal consequences of the agreements, representations and warranties contained herein, agrees that such agreements, representations and warranties shall survive and remain in full force and effect after the execution hereof and payment for the Securities, and further agrees to indemnify and hold harmless the Company, each current and future officer, director, employee, agent and shareholder from and against any and all loss, damage or liability due to, or arising out of, a breach of any agreement, representation or warranty of Subscriber contained herein.

c. This Agreement shall be construed and interpreted in accordance with the State laws of Delaware Jurisdiction shall be agreed to be brought in the State of Delaware.

8. Subscriber's "Piggyback" Registration Rights. Subscriber and the Company agree that with respect to such shares of Company Common Stock purchased by Subscriber, pursuant to this Subscription Agreement, that Subscriber shall have the right, on one occasion only, and at no cost or expense to Subscriber, to have the Company's common stock purchased by Subscriber, included in any future Registration Statement filed by the Company pursuant to the Securities Act of 1933, as amended, (excepting for any Registration Statement filed on Form S-8) with the Company agreeing to keep such Registration Statement effective for a sufficient period of time so as to permit Subscriber to sell his Company shares in compliance with applicable federal and/or state securities laws; such Subscriber's right commonly referred to as "piggy-back" registration rights.

INDIVIDUAL SUBSCRIBERS:

Name: IRWIN ZALCBERG

Signature

LEGAL ENTITIES: Name (Typed or Printed):

IRWIN ZALCBERG

INDIVIDUAL OWNER

Signature and Title

ALL SUBSCRIBERS:

360 East S Water Street

Street Address

Chicago, IL 60601

City, State and Zip Code

269-240-4301

Business Telephone Number

269-469-0413

Fax Number

319-42-9962

Taxpayer Identification or Social Security Number

269-469-0413

Home Telephone Number

269-469-0279

Mobile Telephone Number

IZZYZALC@AOL.COM

Email Address

Subscriber hereby subscribes to a share ownership based upon the Discounted Purchase Price equal to $0.08 as of the date of this Agreement.

Subscriber investment **$150,000 (USD)**
Number of Shares of Common Stock: **1,875,000**
Please make payment via bank transfer per the instructions attached as Exhibit A.

Dated: **February 5, 2014**

SUBSCRIPTION AGREEMENT
(INCLUDING INVESTMENT REPRESENTATIONS)

Ladies and Gentlemen:

The undersigned (hereinafter "Subscriber") wishes to subscribe for and purchase shares (hereinafter "share" or "securities") of the Common Stock of **WRIT Media Group Inc.** (hereinafter the "Company and or WRIT").

Subscriber and the Company desire to confirm the terms and conditions of the acquisition of the Securities by Subscriber.

1. Certain Representations of Subscriber. In connection with and in consideration of the sale of the Securities, Subscriber hereby represents and warrants to the Company and its officers, directors, employees, agents and shareholders that Subscriber:

a. Has received and is familiar with the material prepared by the Company, specifically the Private Placement Memorandum and the Company's SEC Filings (the "Disclosure Documents"). ***The Subscriber has reviewed the restricted legend set forth in paragraph 2 hereof and agrees to be bound thereby and to the imposition of the restricted legend on his certificate.***

b. Has had an opportunity to review and ask questions of certain officers of the Company concerning the matters disclosed or reflected in the Disclosure Documents (if any) and the Company in general, and desires no further information in connection with Subscriber's purchase of the Securities.

c. Realizes that a purchase of the Securities represents a speculative investment involving a high degree of risk. Subscriber acknowledges that Company does not represent, nor warrants, nor guarantees a return of any monies including principal, interest, or profit.

d. Can bear the economic risk of an investment in the Securities for an indefinite period of time, can afford to sustain a complete loss of such investment, has no need for liquidity in connection with such investment, and can afford to hold the Securities indefinitely.

e. Realizes that the Securities have not been registered for sale under the Securities Act of 1933, as amended (the "Securities Act") or applicable state securities laws (the "State Laws"), and are being sold pursuant to Rule 506(c) exemption from registration promulgated under The Securities Act of 1933, as amended, and California Corporations Code section 25102(f) limited offering exemption from registration and qualification in the state of California, and may be sold only pursuant to registration under the Securities Act and State Laws, or an opinion of counsel acceptable to the Company that such registration is not required.

f. Is experienced and knowledgeable in financial and business matters, capable of evaluating the merits and risks of investing in the Securities, and does not need or desire the assistance of a knowledgeable representative to aid in the evaluation of such risks.

2. Investment Intent. Subscriber has been advised that the Securities have not been registered under the Securities Act or the relevant State Laws, but are being offered and will be sold pursuant to exemptions from the Securities Act and State Laws, and that the Company's reliance upon such exemptions is predicated in part on Subscriber's representations contained herein. Subscriber represents and warrants that the Securities are being purchased for Subscriber's own account and for long-term investment and without the intention of reselling or redistributing the Securities. Subscriber acknowledges and agrees that the following legend will be placed on the Certificate for the Securities:

"The securities represented by this certificate have been acquired for investment under an exemption from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"). Such securities may not be offered, sold, or transferred in the absence of (A) an effective registration statement under the 1933 Act or (B) an exemption therefrom AND AN OPINION OF COUNSEL TO THE COMPANY TO SUCH EFFECT."

Subscriber further represents and agrees that if, contrary to Subscriber's foregoing intentions, Subscriber should later desire to dispose of or transfer any of the Securities in any manner, Subscriber shall not do so without first obtaining (i) an opinion of counsel satisfactory to the Company that such proposed disposition or transfer may be made lawfully without the registration of such Securities pursuant to the Securities Act and applicable State Laws, or (ii) registration of such Securities (it being expressly understood that the Company shall not have any obligation to register such Securities).

3. Residence. Subscriber represents and warrants that Subscriber is a bona fide resident of (or if Subscriber is other than a natural person, is a legal entity organized or incorporated under the laws of, and is domiciled in) California.

RESPONSES TO THE ITEMS IN PARAGRAPHS 4 AND 5 BELOW ARE REQUIRED IN ORDER FOR THE COMPANY TO ESTABLISH THE BASIS FOR THE EXEMPTIONS FROM THE SECURITIES ACT AND STATE LAWS BEING RELIED ON BY THE COMPANY WITH RESPECT TO THE OFFER AND SALE OF THE SECURITIES. ALL OF SUCH INFORMATION WILL BE KEPT CONFIDENTIAL, AND WILL BE REVIEWED ONLY BY THE COMPANY AND ITS COUNSEL. Subscriber agrees to furnish any additional information which the Company or its counsel deems necessary in order to verify the responses set forth below.

4. Investor Representations. Subscriber represents and warrants that the following information with respect to Subscriber is true and correct (check and complete any of the items (a) through (g) that are applicable):

X a. Subscriber is an individual with a net worth, or a joint net worth together with his or her spouse, in excess of $1,000,000. (In calculating net worth, you may include equity in personal property and real estate, cash, short-term investments, stock and securities, but you may not include

your principal residence. Equity in personal property and real estate [other than principal residence] should be based on the fair market value of such property minus debt secured by such property.)

X b. Subscriber is an individual who had an individual income in excess of $200,000 in each of the prior two years and reasonably expects an income in excess of $200,000 in the current year.

_____ c. Subscriber is an individual who had, with his or her spouse, joint income in excess of $300,000 in each of the prior two years and reasonably expects joint income in excess of $300,000 in the current year.

_____ d. Subscriber is a director or executive officer of the Company.

_____ e. Subscriber, if other than an individual, is a legal entity all of whose equity owners meet one of the tests set forth in (a) through (d) above and which is marked by a "*" on the appropriate line.

_____ f. Subscriber is a legal entity that is an "accredited investor" as defined in Rule 501(a) of Regulation D under the Securities Act. This representation is based on the following (check one or more, as applicable):

_____ i. Subscriber (or, in the case of a trust, the undersigned trustee) is a bank or savings and loan association as defined in Sections 3(a)(2) and 3(a)(5)(A), respectively, of the Securities Act acting either in its individual or fiduciary capacity.

_____ ii. Subscriber is an insurance company as defined in Section 2(13) of the Securities Act.

_____ iii. Subscriber is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of such Investment Company Act.

_____ iv. Subscriber is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

_____ v. Subscriber is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA") and either (check one or more, as applicable):

_____ A. the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser;

_____ B. the employee benefit plan has total assets in excess of $5,000,000; or

_____ C. the plan is a self-directed plan with investment decisions made solely by persons who are "accredited investors" as defined under the Securities Act.

_____ vi. Subscriber is a private business development company as defined in Section 202 (a)(22) of the Investment Advisers Act of 1940.

_____ vii. Subscriber has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring the Securities and is one or more of the following (check one or more, as appropriate):

___ A. an organization described in Section 501(c)(3) of the Internal Revenue Code;

___ B. a corporation;

___ C. a Massachusetts or similar business trust;

___ D. a partnership.

_____ viii. Subscriber is a trust with total assets exceeding $5,000,000, which was not formed for the specific purpose of acquiring the Securities and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment in the Securities.

_____ g. Subscriber does not satisfy the requirements of any category (a) through (f) above and is, accordingly, not an "accredited investor."

5. Legal Entities. If Subscriber is a legal entity, the individual signing on behalf of such entity, together with such entity, jointly and severally agree and certify that:

a. Subscriber was not organized for the specific purpose of acquiring the Securities; and

b. This Agreement has been duly authorized by all necessary action on the part of Subscriber, has been duly executed by an authorized officer or representative of Subscriber, and is a legal, valid and binding obligation of Subscriber enforceable in accordance with its terms.

6. Relationship to Brokerage Firms. (Please answer the following questions by checking the appropriate response.)

a. YES ___ NO _X_: Are you a director, officer, partner, branch manager, registered representative, employee, shareholder of, or similarly related to or employed by, a brokerage firm? (IF YES, please contact the Company to provide additional information before your subscription can be considered.)

b. YES ___ NO _X_: Is your spouse, father, mother, father-in-law, mother-in-law, or any of your brothers, sisters, brothers-in-law, sisters-in-law or children, or any relative whom you support, a director, officer, partner, branch manager, registered representative, employee, shareholder of, or similarly related to or employed by, a brokerage firm? (IF YES, please contact the Company to provide additional information before your subscription can be considered.)

c. YES ___ NO _X_: Does Subscriber own voting securities of any brokerage firm? (IF YES, please contact the Company to provide additional information before your subscription can be considered.)

d. YES ___ NO_X_: Is the undersigned a director, officer, partner or 5% owner of Subscriber and also a director, officer, partner, branch manager, registered representative, employee, shareholder of, or similarly related to or employed by, a brokerage firm? (IF YES, please contact the Company to provide additional information before your subscription can be considered.)

7. Miscellaneous.

a. Manner In Which Title Is To Be Held: (check one)

_X_ Individual Ownership
___ Joint Tenant with Right of Survivorship
___ Partnership
___ Tenants in Common
___ Corporation
___ Other

____ (describe)

b. Subscriber understands the meaning and legal consequences of the agreements, representations and warranties contained herein, agrees that such agreements, representations and warranties shall survive and remain in full force and effect after the execution hereof and payment for the Securities, and further agrees to indemnify and hold harmless the Company, each current and future officer, director, employee, agent and shareholder from and against any and all loss, damage or liability due to, or arising out of, a breach of any agreement, representation or warranty of Subscriber contained herein.

c. This Agreement shall be construed and interpreted in accordance with the State laws of Delaware Jurisdiction shall be agreed to be brought in the State of Delaware.

8. Subscriber's "Piggyback" Registration Rights. Subscriber and the Company agree that with respect to such shares of Company Common Stock purchased by Subscriber, pursuant to this Subscription Agreement, that Subscriber shall have the right, on one occasion only, and at no cost or expense to Subscriber, to have the Company's common stock purchased by Subscriber, included in any future Registration Statement filed by the Company pursuant to the Securities Act of 1933, as amended, (excepting for any Registration Statement filed on Form S-8) with the Company agreeing to keep such Registration Statement effective for a sufficient period of time so as to permit Subscriber to sell his Company shares in compliance with applicable federal and/or state securities laws; such Subscriber's right commonly referred to as "piggy-back" registration rights.

INDIVIDUAL SUBSCRIBERS:

Name: IRWIN ZALCBERG

Signature

LEGAL ENTITIES: Name (Typed or Printed):

IRWIN ZALCBERG

INDIVIDUAL OWNER

Signature and Title

ALL SUBSCRIBERS:

360 East S Water Street

Street Address

Chicago, IL 60601

City, State and Zip Code

269-240-4301

Business Telephone Number

269-469-0413

Fax Number

319-42-9962

Taxpayer Identification or Social Security Number

269-469-0413

Home Telephone Number

269-469-0279

Mobile Telephone Number

IZZYZALC@AOL.COM

Email Address

Subscriber hereby subscribes to a share ownership based upon the Discounted Purchase Price equal to $0.08 as of the date of this Agreement.

Subscriber investment **$50,000 (USD)**
Number of Shares of Common Stock: **625,000**
Please make payment via bank transfer per the instructions attached as Exhibit A.

Dated: **March 18, 2014**